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                                                                   Exhibit 10.16

                               UNANIMOUS CONSENT
                 OF THE STOCK OPTION AND COMPENSATION COMMITTEE
                          OF THE BOARD OF DIRECTORS OF
                              HARCOR ENERGY, INC.
                          IN LIEU OF A SPECIAL MEETING


  The undersigned, being all of the members of the Stock Option and Compensation Committee (the "Committee") of the Board of Directors of HarCor Energy, Inc., a Delaware corporation (the "Corporation"), acting pursuant to Section 141(f) of the General Corporation Law of the State of Delaware, do hereby consent to, adopt and approve the following:

  WHEREAS, and pursuant to that Unanimous Consent dated June 30, 1994 (copy attached), this Committee has granted to certain officers of the Corporation shares of Common Stock of the Corporation as follows:


                Name              Amount of Shares
                ----              ----------------

            Mark G. Harrington              23,750
            Francis H. Roth                 15,625
            Gary S. Peck                    12,500
            Albert J. McMullin               8,500
and


  WHEREAS, said issued shares of Common Stock are subject to the restrictions set forth in that Unanimous Consent and related restricted stock agreements; and

  WHEREAS, said shares of Common Stock were initially restricted from being transferred until April 28, 1997 (the "Transfer Date", and as also stated on stock certificates' legend bearing this restriction); and
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  WHEREAS, the purpose of the initial restriction period (three years) was to encourage the continued service of the Company's Key Officers; and

  WHEREAS, the initial restriction period has, for most intents and purposes, transpired; and

  WHEREAS, the Key Officers have demonstrated their continued commitment to the service of the Company; and

  WHEREAS, the Committee has discussed at length the acceleration of the Transfer Date.

  NOW, THEREFORE, IT IS HEREBY RESOLVED that the Committee hereby deems the Transfer Date to be January 15, 1997 in lieu of April 28, 1997 as originally deemed;

  AND BE IT FURTHER RESOLVED, that the proper officers of the Corporation are hereby authorized and directed to deliver said share certificates free of restrictive legend, to those officers heretofore granted unto.

  IN WITNESS WHEREOF, the undersigned have executed this Consent effective as of the 15__ of January, 1997.

                                 /s/ Vinod K. Dar
                                 --------------------------------------
                                 Vinod K. Dar

                                 /s/ Herbert Oakes
                                 --------------------------------------
                                 Herbert Oakes